UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 21, 2006

BIO-KEY INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13463	41-1741861
(Commission File Number)	(IRS Employer Identification No.)

3349 Highway 138, Building D, Suite B, Wall, NJ	07719
(Address of Principal Executive Offices)	(Zip Code)

732-359-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Attached hereto as Exhibit 99.1 is the registrant’s press release dated December 21, 2006 announcing its plans to make an exchange offer for all of the issued and outstanding shares of ComnetiX Inc (TSE:CXI).

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

Exhibit Number	Description
99.1	BIO-Key International, Inc.’s Press Release dated December 21, 2006 announcing its plans to make an exchange offer for all of the issued and outstanding shares of ComnetiX Inc TSE:CXI).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.

By:	/s/ Francis J. Cusick
Francis J. Cusick
Chief Financial Officer

Dated:  December 22, 2006